Exhibit 10.2

TRANSCAT, INC.
REGISTRATION RIGHTS AGREEMENT

THIS Registration Rights Agreement (this “Agreement”) is made as of December 10, 2024 (the “Effective Date”), by and among TRANSCAT, INC., an Ohio corporation (the “Company”), and MARTIN HOLDING INC. and RICHARD L. BRION (each individually, a “Holder” and, collectively, the “Holders”).

RECITALS

A.

Pursuant to a Membership Unit Purchase Agreement, dated as of the Effective Date, by and among the Company and the Holders (the “Purchase Agreement”), the Company has issued and delivered to each Holder the number of shares of Common Stock (as defined below) as is set forth opposite such Holder’s name on Schedule A hereto (collectively, the “Initial Shares”).

B.

In connection with the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby, including the issuance of the Initial Shares to the Holders, the Company has agreed to grant certain registration rights as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I
Definitions

1.1

Definitions. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)

“Additional Shares” means any shares of Common Stock issued to the Holders pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Initial Shares, or in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event.

(b)

“Agreement” has the meaning set forth in the Preamble.

(c)

“Business Day” means any day, excluding Saturday, Sunday and any day which is a legal holiday in the City of New York or is a day on which banking institutions located in the City of New York are authorized or required by law or other governmental action to close.

(d)

“Change of Control” means an event or series of events (i) as a result of which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Common Stock that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the Common Stock entitled to vote for members of the Company’s Board of Directors on a fully diluted basis (and taking into account all such Common Stock that such person or group has the right to acquire pursuant to any option right); or (ii) that results in the sale of all or substantially all of the assets or businesses of the Company and its consolidated subsidiaries, taken as a whole; provided, however that such event or events shall not constitute a Change of Control if, following the occurrence thereof, shares of Common Stock continue to be listed for trading on a Trading Market.

(e)

“Common Stock” means shares of the common stock of the Company, par value $0.50 per share.

(f)

“Company” has the meaning set forth in the Preamble.

(g)

“Company Indemnified Party” has the meaning set forth in Section 2.4(b).

(h)

“Effectiveness Deadline” means the Shelf Effectiveness Deadline and the Subsequent Shelf Effectiveness Deadline.

(i)

“End of Suspension Notice” has the meaning set forth in Section 2.2(c).

(j)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(k)

“Holder” has the meaning set forth in the Preamble.

(l)

“Holder Indemnified Parties” has the meaning set forth in Section 2.4(a).

(m)

“Indemnified Party” has the meaning set forth in Section 2.4(c).

(n)

“Losses” has the meaning set forth in Section 2.4(a).

(o)

“Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(p)

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

(q)

“register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(r)

“Registrable Shares” means (i) the Initial Shares, and (ii) any Additional Shares; provided, however, that Initial Shares or Additional Shares shall cease to be treated as Registrable Shares on the earliest to occur of (A) the date such securities have been disposed of pursuant to an effective registration statement, (B) the date on which such securities are sold pursuant to Rule 144, and (C) the date on which the Holder thereof is able to dispose of its Registrable Shares in compliance with Rule 144 (or any successor rule).

(s)

“Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation: (i) all SEC and other registration and filing fees, (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Shares on, any securities exchange or over-the-counter trading market on which the Registrable Shares are to be listed or quoted, (iii) all fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body, (iv) all fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel for the Company in connection therewith), (v) all transfer agent’s and registrar’s fees, (vi) all fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (vii) securities acts liability insurance, if the Company so desires, (viii) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) the expense of any annual audit, and (x) the fees and expenses of any Person, including special experts, retained by the Company. For the avoidance of doubt, “Registration Expenses” shall not include underwriting discounts or commissions attributable to the sale of the Registrable Shares or (except as otherwise set forth in this Agreement) any legal fees and expenses of counsel to the Holders.

(t)

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

(u)

“Rule 144” means Rule 144 under the Securities Act.

(v)

“SEC” means the U.S. Securities and Exchange Commission.

(w)

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(x)

“Shelf Effectiveness Deadline” has the meaning set forth in Section 2.1(b).

(y)

“Shelf Registration” has the meaning set forth in Section 2.1(a).

(z)

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

(aa)

“Subsequent Shelf Effectiveness Deadline” has the meaning set forth in Section 2.1(b).

(bb)

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2.1(b).

(cc)

“Suspension Event” has the meaning set forth in Section 2.2(b).

(dd)

“Suspension Notice” has the meaning set forth in Section 2.2(c).

(ee)

“Termination Date” has the meaning set forth in Section 2.1(b).

(ff)

"Trading Day” means a day on which the Common Stock is traded on a Trading Market or, if the Common Stock is not traded on a Trading Market, then on the principal securities exchange or securities market on which the Common Stock is then traded.

(gg)

“Trading Market” means any market or exchange of The Nasdaq Stock Market LLC, or any other market or exchange on which the Registrable Shares are listed for trading.

Article II
Registration Rights

2.1

Shelf Registration.

(a)

Filing. Within 45 calendar days following the Effective Date, the Company shall file with the SEC a Registration Statement on Form S-3 (unless the Company is ineligible to register for resale the Registrable Shares on Form S-3, in which case such registration shall be on another appropriate form) or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) pursuant to which all of the applicable Registrable Shares shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale of such Registrable Shares on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

(b)

Effectiveness. The Company shall use its reasonable best efforts to (i) cause any Shelf Registration Statement filed pursuant to Section 2.1(a) to be declared effective by the SEC as soon as reasonably practicable, and in any event within five Trading Days after the date the Company receives written notification from the SEC that the applicable Shelf Registration will not be reviewed or will not be subject to further review (the “Shelf Effectiveness Deadline”) and (ii) maintain the effectiveness of such Shelf Registration Statement, including by filing any necessary post-effective amendments and Prospectus supplements and by filing one or more replacement or renewal Shelf Registration Statements (each, a “Subsequent Shelf Registration Statement”) upon the expiration of such Shelf Registration Statement, as required by Rule 415 under the Securities Act, continuously until the earliest to occur of (1) the 12-month anniversary of the Effective Date, (2) a Change of Control, and (3) such time as there are no Registrable Shares remaining (the “Termination Date”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration Statement to be declared effective by the

SEC as soon as reasonably practicable after such filing (the “Subsequent Shelf Effectiveness Deadline”), and (ii) keep such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously effective until the Termination Date. Any Subsequent Shelf Registration Statement shall be a Shelf Registration Statement.

2.2

Provisions Relating to Registration.

(a)

If and whenever the Company is required to effect the registration of any Registrable Shares pursuant to this Agreement, the Company shall use its reasonable best efforts to effect and facilitate the registration of such Registrable Shares as promptly as is practicable and, pursuant thereto, the Company shall as expeditiously as possible and as applicable:

(i)

prepare and file with the SEC a Registration Statement with respect to such Registrable Shares, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable;

(ii)

furnish to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Shares owned by such Holder;

(iii)

notwithstanding any other provisions of this Agreement to the contrary, cause (A) any Registration Statement (as of the effective date of the Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) any related Prospectus, preliminary Prospectus and any amendment thereof or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided further, that each Holder of Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(iii), shall immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.2(a)(iii);

(iv)

as promptly as practicable, notify the Holders: (A) when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective, and (B) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose and of any other action, event or failure to act that would cause the Registration Statement not to remain effective;

(v)

in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction, use its reasonable best efforts to promptly obtain the withdrawal or lifting of any such order or suspension, and each Holder of Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(v), shall immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus, if applicable;

(vi)

not file or make any amendment to any Registration Statement with respect to any Registrable Shares, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed), unless and to the extent such disclosure is required by law; provided, that (A) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (B) each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Shares or to omit to state any material fact regarding such Holder or the distribution of such Registrable Shares required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Shares or omit to state a material fact regarding such Holder or the distribution of such Registrable Shares necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(vii)

cause such Registrable Shares to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on any securities exchange, use its reasonable best efforts to cause such Registrable Shares to be listed on a national securities exchange selected by the Company after consultation with the Holders participating in such registration;

(viii)

provide a transfer agent and registrar (which may be the same Person) for all such Registrable Shares not later than the effective date of such Registration Statement and, within a reasonable time prior to any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent if reasonably required by the transfer agent, an opinion of counsel as to the effectiveness of the Registration Statement, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Shares without legend upon sale by the Holder of such Registrable Shares under the Registration Statement, subject to the provisions of Section 3.1;

(ix)

otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its shareholders, as soon as reasonably practicable, if required, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(x)

(A) furnish to each Holder all legal opinions of outside counsel to the Company required to be included in the Registration Statement, which provision shall be satisfied by filing with the SEC any such opinion as an exhibit to the Registration Statement, and (B) obtain all consents of independent public accountants required to be included in the Registration Statement;

(xi)

cooperate with the Holders of the Registrable Shares to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Shares may reasonably request a reasonable period of time prior to sales of Registrable Shares pursuant to such Registration Statement; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and

(xii)

otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration of such Registrable Shares contemplated by this Agreement.

(b)

As promptly as practicable after becoming aware of such event, the Company shall notify the Holders of the happening of any event (a “Suspension Event”), of which the Company has knowledge, as a result of which the Prospectus included in a Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and as promptly as practicable, the Company shall prepare and file with the SEC a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Holders as the Holders may reasonably request so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that, for not more than 60 consecutive days (or a total of not more than 120 Trading Days in any 12-month period), the Company may delay or suspend the filing, effectiveness or use of a Registration Statement or Prospectus, to the extent permitted by and in a manner not in violation of applicable securities laws, if the board of directors of the Company determines in good faith, based on the advice of counsel, that (i) proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to disclose any information the disclosure of which would have a material adverse effect on the Company and that the Company would not otherwise be required to disclose at such time or (ii) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have a material adverse effect on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction, in each case that, if consummated, would be material to the Company.

(c)

Upon a Suspension Event, the Company shall promptly give written notice (a “Suspension Notice”) to the Holders to suspend sales of the affected Registrable Shares, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of the Registration Statement. In no event shall the Company, without the prior written consent of the Holders, disclose to the Holders any of the facts or circumstances giving rise to the Suspension Event. The Holders may resume effecting sales of the Registrable Shares under the Registration Statement (or such filings), following further notice to such effect (an “End of Suspension Notice”) from the Company. The Holders shall not effect any sales of the Registrable Shares pursuant to the Registration Statement (or such filings), at any time after they have received a Suspension Notice and prior to receipt of an End of Suspension Notice. This End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. For the avoidance of doubt, a Suspension Notice shall not affect or otherwise limit sales of affected Registrable Shares under Rule 144 or otherwise outside of the Registration Statement.

(d)

Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to Section 2.2(c) with respect to any Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

(e)

Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Shares in any Registration Statement unless the Holder owning the Registrable Shares to be registered on the Registration Statement, following reasonable advance written request by the Company, furnishes to the Company, at least ten Business Days prior to the scheduled filing date of the Registration Statement, an executed shareholder questionnaire in the form attached hereto as Exhibit A (the “Selling Shareholder Questionnaire”).

2.3

Registration Expenses.

(a)

The Company shall bear all Registration Expenses.

(b)

The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any Registration Statement withdrawn solely at the request of one or more Holder(s) (unless withdrawn following commencement of a Suspension Event) shall be borne by such Holder(s).

2.4

Indemnification.

(a)

The Company shall, to the fullest extent permitted by law, indemnify and hold harmless each Holder (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages, liabilities or expenses, joint or several, or any actions in respect thereof (collectively, “Losses”) to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities; provided, however, that the Company shall not be liable in any such case to the extent that such Losses arise out of or is based upon (A) any untrue statement or omission made or incorporated by reference in any such Registration Statement, any Prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder or such Holder Indemnified Party specifically for inclusion therein or (B) the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Shares; provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus that is corrected or remedied in all respects in the amended prospectus on file with the SEC at the time any Registration Statement becomes effective or in an amended prospectus filed with the SEC pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder if a copy of a Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such Losses.

(b)

In connection with any registration in which a Holder of Registrable Shares is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, including the information requested in the Selling Shareholder Questionnaire, and shall, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless the Company, its directors and officers, employees and agents (a “Company Indemnified Party”) from and against any Losses to which a Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, but in each of clauses (i) and (ii), only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information in the Selling Shareholder Questionnaire pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(c)

Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.4, notify the indemnifying party of the commencement thereof; provided, that the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 2.4(a) or 2.4(b) unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof at the indemnifying party’s expense, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party); provided, that any Indemnified Party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse such Indemnified Party for any fees, costs and expenses subsequently incurred by the Indemnified Party in connection with such defense unless (i) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (ii) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (iii) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the Indemnified Party or to pursue the defense of such claim or action in a reasonably vigorous manner, (iv) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest or (v) the Indemnified Party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or any other Indemnified Party which are different from or additional to those available to the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action, in form and substance reasonably satisfactory to such Indemnified Party, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)

If the indemnification provided for in this Section 2.4 is unavailable or insufficient to hold harmless an Indemnified Party under Sections 2.4(a) or 2.4(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 2.4(a) or 2.4(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Holder was treated as one Person for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)

The agreements contained in this Section 2.4 shall survive the sale of the Registrable Shares pursuant to the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

Article III
Transfer Restrictions

3.1

Transfer Restrictions. Each Holder acknowledges and agrees that the following legend shall be imprinted on any certificate or book-entry security entitlement evidencing any of the Registrable Shares to the extent that at the time of issuance such Registrable Shares are not covered by an effective Registration Statement:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS. ANY ATTEMPT TO TRANSFER, SELL, OFFER TO SELL, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS INSTRUMENT IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

This legend shall be removed by the Company from any certificate or book-entry security entitlement evidencing the Registrable Shares upon delivery by the holder thereof to the Company of a written request to that effect if at the time of such written request (a) a registration statement under the Securities Act is at that time in effect with respect to the legended security, or (b) the legended security can be transferred in a transaction in compliance with Rule 144, and, in the case of (b), upon the request and in the reasonable discretion of the Company’s transfer agent, the Holder of such Registrable Shares executes and delivers a representation letter that includes customary representations regarding the holding requirements and whether such Holder is an “affiliate” for purposes of Rule 144. The Company represents and warrants to the Holders that the Company is not currently a shell company (as defined in Rule 405 promulgated under the Securities Act).

3.2

Rule 144 Compliance. With a view to making available to the Holders of Registrable Shares the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration until such date on which the Holders no longer hold any Registrable Shares, the Company shall:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144;

(b)

use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)

furnish to any Holder of Registrable Shares, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

Article IV
Miscellaneous.

4.1

Remedies; Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.

4.2

No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.3

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.4

Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:

If to the Company:

Transcat, Inc.

35 Vantage Point Drive

Rochester, New York 14624

Attn: Thomas Barbato, Chief Financial Officer

Email: ####

With a copy (which shall not constitute notice) to:

Harter Secrest & Emery LLP
50 Fountain Plaza, Suite 1000
Buffalo, New York 14202
Attention: Phillip A. Delmont
Email: ####

If to a Holder:

Richard L. Brion

####

Email: ####

With a copy (which shall not constitute notice) to:

Koley Jessen P.C., L.L.O.

1125 S. 103rd St., Suite 800
Omaha, NE 68124
Attention: David Winkler

Email: ####

Notices or communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, notices or communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient) and notices or communications sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) (except that, if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient).

4.5       Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

4.6       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

4.7       Governing Law; Disputes.

(a)       Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

(b)       Jurisdiction. Each party hereto hereby irremovably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against such other party in any way relating to this Agreement or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in Monroe County, and of the United States

District Court of the Western District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)       Waiver of Venue. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.

(d)       Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7.

(e)       Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 4.4.

4.8       Successors and Assigns. This Agreement and the rights and obligations evidenced hereby shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Holder may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

4.9       Amendments. No provision of this Agreement may be amended, waived or modified other than by an instrument in writing signed by the Company and the Holders.

4.10       Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.11       Termination. This Agreement shall terminate with respect to any Holder upon such time as such Holder ceases to hold or beneficially own any remaining Registrable Shares or upon the dissolution, liquidation or winding up of the Company or a Change of Control; provided that Section 2.3, Section 2.4 of this Agreement and this Article IV shall survive such termination.

4.12       Third Party Beneficiaries. This Agreement is intended for the sole benefit of the parties hereto and their respective permitted successors and assigns and transferees, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 2.4 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 2.4.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

COMPANY:

Transcat, Inc.

By:	/s/ Thomas Barbato
Name: Thomas Barbato
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

HOLDERS:

martin holding inc.

/s/ Richard L. Brion
Name:	Richard L. Brion
Title:	Chief Executive Officer

/s/ Richard L. Brion
Richard L. Brion

[Signature Page to Registration Rights Agreement]

Schedule A

Holder	Initial Shares
Martin Holding Inc.	0
Richard L. Brion	96,006
TOTAL	96,006

Pursuant to the Purchase Agreement, Martin Holding Inc. directed that all of the Initial Shares that were to be issued to it under the Purchase Agreement be issued in the name of Richard L. Brion.

Schedule A

Exhibit A
Form of Selling Shareholder Questionnaire